Subordinated Debentures	12 Months Ended
Dec. 31, 2011
Subordinated Debentures

Note 8:        Subordinated Debentures

In 2005, a Delaware statutory business trust owned by the Company, United Bancorp Statutory Trust I (“Trust I” or the “Trust”), issued $4.0 million of mandatorily redeemable debt securities. The sale proceeds were utilized to purchase $4.0 million of the Company’s subordinated debentures which mature in 2035. The Company’s subordinated debentures are the sole asset of Trust I. The Company’s investment in Trust I is not consolidated herein as the Company is not deemed the primary beneficiary of the Trust. However, the $4.0 million of mandatorily redeemable debt securities issued by the Trust are includible for regulatory purposes as a component of the Company’s Tier I Capital. Interest on the Company’s subordinated debentures is fixed at 6.25% and is payable quarterly.